Rule 497(e)
File Nos. 333-151805; 811-10559

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
SEPARATE ACCOUNT ELEVEN

HV-6776 – Premier Innovations℠
HV-6777 – Hartford 403(b) Cornerstone Innovations
HV-6778 – Premier Innovations℠ (Series II)

Supplement dated February 2, 2026 to Prospectuses dated May 1, 2025

This supplement amends expense and name (effective December 1, 2025) information for the DWS International Growth Fund in the above-referenced product Prospectuses.

Accordingly, prior information for the DWS International Growth Fund – Class A in the “Appendix A – Underlying Funds” section of the Prospectuses is updated as follows (all other information in the “Appendix A – Underlying Funds” section of the Prospectuses remains unchanged):

UNDERLYING FUND TYPE	UNDERLYING FUND AND ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of December 31, 2024)
			1 YEAR	5 YEARS (or since inception)	10 YEARS (or since inception)
US Fund Foreign Large Growth	DWS International Opportunities Fund – Class A* (Effective 12/1/25, DWS International Growth Fund was renamed DWS International Opportunities Fund)	1.19%	9.07%	3.20%	4.57%
	Adviser: DWS Investment Management Americas, Inc.
	Subadviser: N/A
* Denotes Underlying Funds and their investment advisers that have entered into temporary expense reimbursements and /or fee waivers. See the prospectus for the Underlying Fund for further information.

Please read this Supplement carefully and retain it for future reference.

2025-PROSUPP-45